WINDSOR ART, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION (UNAUDITED) FOR WINDSOR ART, INC.


                                            March 31,    December 31,
                                              1998         1997
                                              -----        -----
BALANCE SHEET
ASSETS
CURRENT ASSETS:
 Cash                                           209           91
 Accounts receivable, net                     2,000        1,886
 Inventories                                  1,177        1,825
 Other current assets                             4            9
                                              -----        -----
Total current assets                          3,390        3,811
                                              -----        -----
PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                         67           73
 Furniture and fixtures                         194          186
 Leasehold improvements                         118          113
                                              -----        -----
Total property and equipment                    379          372
Less : Accumulated depreciation                 198          181
                                              -----        -----
Net property and equipment                      181          191
                                              -----        -----
PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES                  (217)        (298)
                                              -----        -----
TOTAL ASSETS                                  3,354        3,704
                                              =====        =====


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD              424          740
 Accounts payable and accrued liabilities       888          857
                                              -----        -----
Total current liabilities                     1,312        1,597
                                              -----        -----
STOCKHOLDERS' EQUITY:
 Common Stock                                  --           --
 Additional paid-in-capital
 Retained deficit                             2,042        2,107
                                              -----        -----
Total stockholders' equity                    2,042        2,107
                                              -----        -----
Total liabilities and stockholders' equity    3,354        3,704
                                              =====        =====

See notes to financial statements

WINDSOR ART, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION (UNAUDITED) FOR WINDSOR ART, INC.


STATEMENT OF OPERATIONS

                                       Three months ended
                                      --------------------
                                       3/31/98     3/31/97
                                       -------      ------
SALES AND OTHER REVENUES:
 Net Sales                               3,684       3,105
                                        ------      ------
Total Sales and Other Revenues           3,684       3,105
                                        ------      ------
EXPENSES:
 Cost of goods sold                      2,565       2,073
 Selling, general, and administrative      769         757
                                        ------      ------
Total Expenses:                          3,334       2,830
                                        ------      ------
Income (loss) from operations:             350         275

OTHER INCOME (EXPENSE), Net                 81          81

INTEREST EXPENSE                           (26)        (42)
                                        ------      ------

Income (loss) from operations before
  (benefit) provision for taxes            405         314

PROVISION FOR TAXES                       --          --
                                        ------      ------
Income(loss) from operations               405         314
                                        ------      ------

See notes to financial statements

WINDSOR ART, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION (UNAUDITED) FOR WINDSOR ART, INC.

STATEMENT OF CASH FLOWS (UNAUDITED) FOR THE
THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                                        1998    1997
                                                        ----    ----
CASH FLOWS FROM OPERATING ACTIVITIES:

NET INCOME (LOSS)                                       405     314
Adjustments to reconcile net (loss) to net
 cash provided/(used) in operating activities:
Depreciation & Amortization                              17      14
Amortization of excess of acquired assets
 over cost                                              (81)    (81)
Net change in assets and liabilities:
 Accounts receivable                                   (113)    110
 Inventories                                            648     (43)
 Other assets                                             3     148
 Accounts payable and other liabilities                  32    (236)
                                                       ----    ----
Net Cash Provided by Operating Activities               911     226
                                                       ----    ----
CASH FLOW FROM INVESTING ACTIVITIES:

Capital Expenditures                                     (8)    (21)
                                                       ----    ----
Net Cash Used in Investing Activities                    (8)    (21)
                                                       ----    ----
CASH FLOWS FROM FINANCING ACTIVITIES:

 Net payments on lines of credit                       (315)    (12)
 Dividends to parent company                           (470)   (100)
                                                       ----    ----
Net cash provided/(used) by/in financiang activities   (785)   (112)
                                                       ----    ----

Net Increase(Decrease) in Cash                          118      93

Cash-Beginning of Period                                 91     111
                                                       ----    ----
Cash-End of Period                                      209     204
                                                       ----    ----


See notes to financial statements

WINDSOR ART, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION (UNAUDITED) FOR WINDSOR ART, INC.


NOTES TO FINANCIAL STATEMENTS
March 31, 1998 and 1997


The accompanying interim financial statements are unaudited, but, in the opinion of managment, reflect all adjustments (consisting only of normal recurring accruals) necessary for fair presentation. The results of operations for the three-month period ended March 31, 1998 are not necessarily indicative of the results to be expected for the year ending December 31, 1998.

EXHIBIT 99.7 - PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Combined Financial Information as of June 30, 1997 and the year then ended and as of March 31, 1998 and for the nine months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the combined financial position and the results of operations of Interiors, Inc. ("Interiors"), Henlor, Inc. and subsidiaries DBA Vanguard Studios ("Vanguard"), Merchandise Sales, Inc. DBA Artmaster Studios ("Artmaster"), Decor Group, Inc., Windsor Art, Inc. ("Windsor") and Troy Lighting, Inc. ("Troy") as if the combination, described in Note 1, had been effective as of June 30, 1997 and July 1, 1996 (for one year operations), March 31, 1998 and July 1, 1997 (for nine months' operations), respectively. The acquisitions of Vanguard and Artmaster and the probable acquisitions of Decor, Windsor and Troy have been accounted for as purchases and the excess of purchase price over fair value of assets acquired, $17,847,000 if the acquisitions had all occurred as of June 30, 1997, will be reflected as an intangible asset and will be amortized over 40 years.

The Pro Forma Combined Financial Information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the combination had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

Pro Forma Historical Financial Information for Interiors and Combined Companies

                                                Interiors     Vanguard    Artmaster     Decor       Windsor            Troy
BALANCE SHEET                                   6/30/97       7/31/97     3/28/97      3/31/97      6/30/97          6/30/97
                                          ---------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
 Cash                                             271            72          87            170          268              (50)
 Accounts receivable, net                         947         1,932         454          1,118        1,692            1,856
 Inventories                                    1,521         1,799         612            960        1,702            1,870
 Other current assets                             898           112          79            106           23              501
                                          ---------------------------------------------------------------------------------------
Total current assets                            3,637         3,915       1,232          2,354        3,685            4,177

INVESTMENTS                                     3,977

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                        1,546         1,059         350            258           67              226
 Furniture and fixtures                           144           357          41            122          188               91
 Leasehold improvements                           213           829         180            137          120               47
 Land and Building                                              247

                                          ---------------------------------------------------------------------------------------
Total property and equipment                    1,903         2,492         571            517          375              364
Less:  Accumulated depreciation                 1,019         1,977         414            401          148              139
                                          ---------------------------------------------------------------------------------------
Net property and equipment                        884           515         157            116          227              225

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES                                                            2,026         (461)             (16)


OTHER ASSETS                                      263           131         261            814                            60
                                          =======================================================================================
TOTAL ASSETS                                    8,761         4,561       1,650          5,310        3,451            4,446
                                          =======================================================================================

[TABLE RESTUBBED FROM ABOVE]

                                                             Windsor/
BALANCE SHEET                                Adjmts         Troy adjmt          Total
                                          --------------------------------------------
ASSETS

CURRENT ASSETS:
 Cash                                         (450) f           (450)             368
 Accounts receivable, net                                                       7,999
 Inventories                                   461  ae           205            8,925
 Other current assets                                                           1,719
                                          --------------------------------------------
Total current assets                            11              (245)          19,011

INVESTMENTS                                 (2,593) ce           244            1,384

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                                                        3,506
 Furniture and fixtures                                                           943
 Leasehold improvements                                                         1,526
 Land and Building                                                                247
                                          --------------------------------------------
Total property and equipment                                                    6,222
Less:  Accumulated depreciation                                                 4,098
                                          --------------------------------------------
Net property and equipment                                                      2,124

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES               18,254  abcef     10,999           19,803
                                                                     -----------------
OTHER ASSETS                                  (127) b                           1,402
                                                                     -----------------
                                          ============================================
TOTAL ASSETS                                15,545            10,998           43,724
                                          ============================================

Pro Forma Historical Financial Information for Interiors and Combined Companies

<CAPTION
                                                   Interiors   Vanguard    Artmaster       Decor       Windsor         Troy
BALANCE SHEET                                       6/30/97     7/31/97     3/28/97       3/31/97      6/30/97       6/30/97
                                                   -----------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD                   1,637       2,421           4          362          1,268         1,602
 Accounts payable and accrued liabilities            2,098       1,347         667          570            731         1,643
 Due to related parties                                  -           -         463
                                                   -----------------------------------------------------------------------------
Total current liabilities                            3,735       3,768       1,134          932          1,999         3,245

NON-CURRENT LIABILITIES:
 Notes & Loans payable                                 908         464          31          651                          167
 Due to related parties                                            294          52                                     1,434

                                                   -----------------------------------------------------------------------------
Total non-current liabilities                          908         758          83          651              -         1,601

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                        11           -           -            2
 Common Stock                                            7           -           1            1                          313
 Additional paid-in-capital                         13,217          90         668        6,459
 Retained deficit                                   (8,679)        (55)       (236)        (956)         1,452          (713)
 Other items                                          (438)                      -       (1,779)

                                                   -----------------------------------------------------------------------------
Total stockholders' equity                           4,118          35         433        3,727          1,452          (400)

                                                   =============================================================================
Total liabilities and stockholders' equity           8,761       4,561       1,650        5,310          3,451         4,446
                                                   =============================================================================


[TABLE RESTUBBED FROM ABOVE]


                                                                                      Windsor/
BALANCE SHEET                                         Adjmts                          Troy adjmt        Total
                                                  ---------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD                     8,771  abcef                       8,500           16,065
 Accounts payable and accrued liabilities              2,038  abcef                       1,084            9,094
 Due to related parties                                 (463) b                                                -
                                                  ---------------------------------------------------------------
Total current liabilities                             10,346                              9,584           25,159

NON-CURRENT LIABILITIES:
 Notes & Loans payable                                 4,318  ab                                           6,539
 Due to related parties                               (1,780) abf                        (1,434)               -

                                                  ---------------------------------------------------------------
Total non-current liabilities                          2,538                             (1,434)           6,539

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                          (2) c                                               11
 Common Stock                                           (312) abcf                         (313)              10
 Additional paid-in-capital                            1,015  abcef                       4,025           21,449
 Retained deficit                                        181  abcef                        (864)          (9,006)
 Other items                                           1,779  c                                             (438)

                                                  ---------------------------------------------------------------
Total stockholders' equity                             2,661                              2,848           12,026

                                                  ===============================================================
Total liabilities and stockholders' equity            15,545                             10,998           43,724
                                                  ===============================================================


                                                Interiors        Vanguard      Artmaster      Decor        Windsor        Troy
                                                 6/30/97          7/31/97       3/28/97      3/31/97       6/30/97       6/30/97

SALES AND OTHER REVENUES:
 Net Sales                                        4,652            9,700         8,292         2,003        12,195        11,939
 Royalty & commission revenues                      144
 Proceeds from sales to Photo-to-Art              1,140
                                              -------------------------------------------------------------------------------------
Total Sales and Other Revenues                    5,936            9,700         8,292         2,003        12,195        11,939
                                              -------------------------------------------------------------------------------------

EXPENSES:
 Cost of goods sold                               3,076            6,099         5,955           991         8,409         8,337
 Selling, general, and administrative             2,570            3,380         2,477         1,527         2,984         3,327
 Amortization of intangibles                                                                      98
                                              -------------------------------------------------------------------------------------
Total Expenses:                                   5,646            9,479         8,432         2,616        11,393        11,664
                                              -------------------------------------------------------------------------------------

Income (loss) from operations:                      290              221          (140)         (613)          802           275

GAIN ON SALE OF INVESTMENT                          201

OTHER INCOME (EXPENSE), Net                           -              163             8                         325

INTEREST EXPENSE                                   (405)            (321)         (125)         (243)         (151)         (373)
                                              -------------------------------------------------------------------------------------

Income (loss) from operations before
  (benefit) provision for taxes                      86               63          (257)         (856)          976           (98)

(BENEFIT) PROVISION FOR TAXES                       (19)               4             1                                         2

                                              =====================================================================================
Income(loss) from operations                        105               59          (258)         (856)          976          (100)
                                              =====================================================================================

Basic EPS                                          0.02
Diluted EPS                                        0.02
Shares (000)                                       4527
Shares (000)                                       4527



[TABLE RESTUBBED FROM ABOVE]


                                                Adjustments                                 Total
                                               ----------------------------------------------------
SALES AND OTHER REVENUES:
 Net Sales                                            (75) c                                48,706
 Royalty & commission revenues                                                                 144
 Proceeds from sales to Photo-to-Art                                                         1,140
                                               ----------------------------------------------------
Total Sales and Other Revenues                        (75)                                  49,990
                                               ----------------------------------------------------

EXPENSES:
 Cost of goods sold                                    32  e                   32           32,899
 Selling, general, and administrative                 (75) c                                16,190
 Amortization of intangibles                          733  abcef                -              831
                                               ----------------------------------------------------
Total Expenses:                                       690                      32           49,920
                                               ----------------------------------------------------

Income (loss) from operations:                       (765)                    (32)              70

GAIN ON SALE OF INVESTMENT                           (201) d                                     -

OTHER INCOME (EXPENSE), Net                          (325)                   (325)

INTEREST EXPENSE                                   (1,192) abcef             (895)          (2,810)
                                               ----------------------------------------------------

Income (loss) from operations before
  (benefit) provision for taxes                    (2,483)                 (1,252)          (2,740)

(BENEFIT) PROVISION FOR TAXES                                                                  (12)

                                               ====================================================
Income(loss) from operations                       (2,483)                 (1,252)          (2,728)
                                               ====================================================
Basic EPS                                                                                    (0.30)
Diluted EPS                                                                                  (0.30)
Shares (000)                                         4521                                     9048
Shares (000)                                         4521                                     9048




                                    Page 3


PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES

                                              Interiors   Windsor          Troy          Decor
BALANCE SHEET                                  3/31/98    3/31/98        3/31/98         12/31/97      Adjustments          Total
                                              -------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
 Cash                                           1,739         209           (132)            23            (450) f           1,389
 Accounts receivable, net                       3,164       2,000          2,246            789                              8,199
 Inventories                                    4,230       1,177          2,351            884             291  e           8,933
 Other current assets                             984           4            436            194                              1,618
                                              -------------------------------------------------------------------------------------
Total current assets                           10,117       3,390          4,901          1,890            (159)            20,139
                                              -------------------------------------------------------------------------------------
INVESTMENTS                                     3,977                                                    (2,593) ce          1,384

PROPERTY AND EQUIPMENT, at cost
 Machinery and equipment                        2,078          67            303            242                              2,690
 Furniture and fixtures                           209         194             97            291                                791
 Leasehold improvements                           345         118             56              -                                519
 Land and Building                                                                                                               -
                                              -------------------------------------------------------------------------------------
Total property and equipment                    2,632         379            456            533                              4,000
Less:  Accumulated depreciation                 1,420         198            214            431                              2,263
                                              -------------------------------------------------------------------------------------
Net property and equipment                      1,212         181            242            102                              1,737

OTHER ASSETS                                    1,083                         60             21               -              1,164

PURCHASE PRICE IN EXCESS OF BOOK
  VALUE OF ACQUIRED COMPANIES                   5,836        (217)            (4)         2,200          13,075  abcef      20,890
                                              =====================================================================================
TOTAL ASSETS                                   22,225       3,354          5,199          4,213          10,323             45,314
                                              =====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes & Current Maturities of LTD              5,067         424          1,898            566           8,500  ef         16,455
 Accounts payable and accrued liabilities       4,822         888          1,915            783           1,210  cef         9,618
 Due to related parties                             -                                                         -                  -
                                              -------------------------------------------------------------------------------------
Total current liabilities                       9,889       1,312          3,813          1,349           9,710             26,073
                                              -------------------------------------------------------------------------------------
NON-CURRENT LIABILITIES:
 Notes & Loans payable                          5,295                        122            623               -              6,040
 Due to related parties                                                    1,599                         (1,599)                 -
                                              -------------------------------------------------------------------------------------
Total non-current liabilities                   5,295           -          1,721            623          (1,599)             6,040
                                              -------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
 Preferred Stock                                    8                                         2              (2) c               8
 Common Stock                                      18                        319              -            (318) cf             19
 Additional paid-in-capital                    16,810                                     6,547             (64) cef        23,293
 Retained deficit                              (8,847)      2,042           (654)        (3,647)          1,935  cef        (9,171)
 Other items                                     (948)                                     (661)            661  c            (948)
                                              -------------------------------------------------------------------------------------
Total stockholders' equity                      7,041       2,042           (335)         2,241           2,212             13,201
                                              -------------------------------------------------------------------------------------
Total liabilities and stockholders' equity     22,225       3,354          5,199          4,213          10,323             45,314
                                              =====================================================================================

INTERIORS, INC.
PRO FORMA INTERIM FINANCIAL INFORMATION FOR INTERIORS AND COMBINED COMPANIES

STATEMENT OF OPERATIONS

                                                Interiors  Vanguard    Artmaster     Decor       Windsor            Troy
                                                9 mo. to   7 mo. to     9 mo. to    9 mo. to     9 mo. to          9 mo. to
                                                3/31/98     2/28/98     12/23/97    12/31/97    3/31/98           3/31/98
                                                -----------------------------------------------------------------------------
SALES AND OTHER REVENUES:
 Net Sales                                       6,225       7,832        5,469       3,797        10,257          10,224

                                                -----------------------------------------------------------------------------
Total Sales and Other Revenues                   6,225       7,832        5,469       3,797        10,257          10,224
                                                -----------------------------------------------------------------------------

EXPENSES:
 Cost of goods sold                              3,775       5,205        3,556       1,894         7,071           6,957
 Selling, general, and administrative            1,597       2,573        1,949       3,314         2,161           2,877
 Amortization of intangibles                                                             86
                                                -----------------------------------------------------------------------------
Total Expenses:                                  5,372       7,778        5,505       5,294         9,232           9,834
                                                -----------------------------------------------------------------------------

Income (loss) from operations:                     853          54          (36)     (1,497)        1,025             390

LOSS ON SALE OF INVESTMENT                           -                               (1,113)

OTHER INCOME (EXPENSE), Net                          7          (3)          37           5           251              (5)

INTEREST EXPENSE                                  (483)       (217)        (104)        (78)          (81)           (325)

Income (loss) from operations before
  (benefit) provision for taxes                    377        (166)        (103)     (2,683)        1,195              60

PROVISION FOR TAXES                                 15           -            -           9                          (143)

Income(loss) from operations                       362        (166)        (103)     (2,692)        1,195             203


Basic EPS                                         0.06
Diluted EPS                                       0.06
Shares (000)                                      5839
Shares (000)                                      6161



[TABLE RESTUBBED FROM ABOVE]




                                                  Adjustments           Total
                                              -----------------------------------
SALES AND OTHER REVENUES:
 Net Sales                                             (45) c             43,759
                                                                               -
                                              -----------------------------------
Total Sales and Other Revenues                         (45)               43,759
                                              -----------------------------------

EXPENSES:
 Cost of goods sold                                                       28,458
 Selling, general, and administrative                 (101) c             14,370
 Amortization of intangibles                           471  abcef            557
                                              -------------        --------------
Total Expenses:                                        370                43,385
                                              -------------        --------------

Income (loss) from operations:                        (415)                  374

LOSS ON SALE OF INVESTMENT                           1,113  c                  -

OTHER INCOME (EXPENSE), Net                           (251)                   41

INTEREST EXPENSE                                      (930) abcef         (2,218)

Income (loss) from operations before
  (benefit) provision for taxes                       (483)               (1,803)

PROVISION FOR TAXES                                    143                    24

Income(loss) from operations                          (626)               (1,827)


Basic EPS                                                                  (0.18)
Diluted EPS                                                                (0.17)
Shares (000)                                          4521                 10360
Shares (000)                                          4521                 10682



INTERIORS, INC. and Combined Companies

As of June 30, 1997 and for the year then ended, as of March 31, 1998 and for the nine months then ended for Interiors, Inc.; as of comparable periods for the Combined Companies

NOTES AND MANAGEMENT'S ASSUMPTIONS TO THE
PRO FORMA COMBINED FINANCIAL INFORMATION

1. Basis of Presentation

On March 10, 1998 Interiors acquired Vanguard. On March 23, 1998 Interiors acquired Artmaster. On April 21, 1998 Interiors and Decor agreed on terms for Interiors to acquire the outstanding Common Stock of Decor. On July 30, 1998 Interiors acquired Windsor and on August 14, 1998 Interiors acquired Troy. These acquisitions and probable acquisitions have been accounted for as purchases. The excess of purchase price over fair value of assets acquired of $17,847,000, if the acquisitions had all occurred as of June 30, 1997, is reflected as an intangible asset and is being amortized over forty years.

The above Pro Forma Combined Financial Information as of June 30, 1997 and the year then ended and as of March 31, 1998 and for the nine months then ended for Interiors, Inc. and comparable periods for the Combined Companies has been prepared to reflect the Combined financial position and the results of operations of Interiors, Inc. ("Interiors"), Henlor, Inc. and subsidiary DBA Vanguard Studios ("Vanguard"), Merchandise Sales, Inc. DBA Artmaster Studios ("Artmaster"), Decor Group, Inc. ("Decor"), Windsor Art, Inc. ("Windsor") and Troy Lighting, Inc. ("Troy") as if the combination had been effective as of June 30, 1997 and July 1, 1996 (for one year operations) and March 31, 1998 and July 1, 1997 (for nine months operations), respectively.

This Pro Forma Combined Financial Information should be read in conjunction with the audited historical financial statements and notes thereto of Interiors, as of June 30, 1997 and for the year then ended; Vanguard, as of July 31, 1997 and for the nine months then ended, Artmaster as of March 31, 1997 and the year then ended, Decor as of March 31, 1997 and for the year then ended, Windsor, as of December 31, 1997 and for the year then ended, Troy, as of December 31, 1997 and for the year then ended. It should also be read in conjunction with the unaudited interim period financial statements and notes thereto of Interiors, as of March 31, 1998 and for the nine months then ended (Interiors Form 10QSB); Vanguard, as of February 28, 1998 and for the seven months then ended, Artmaster as of December 23, 1997 and for the nine months then ended, Decor as of December 31, 1997, and for the nine months then ended (Decor Form 10QSB), Windsor, as of March 31, 1998 and for the nine months then ended and Troy as of March 31, 1998 and for the nine months then ended.

In management's opinion, all material adjustments necessary to reflect the effects of the combination have been made.

The unaudited Pro Forma financial Information is not necessarily indicative of what actual results of operations of the Company would have been, assuming the combination had been completed as of July 1, 1996 and July 1, 1997, respectively, nor is it necessarily indicative of the results of operations for future periods.

The pro forma information has been prepared as follows for companies with historical periods that differ from the registrant.

2. Adjustments to Pro Forma Combined Financial Information

Adjustments were made in order to reflect:

(a) The acquisition of Vanguard for a cash payment of $705,621, an 8% Henlor, Inc. subordinated promissory note in the amount of $794,379; 299581 unregistered shares of Interiors Common Stock valued at $500,000 and the repayment of indebtedness of Vanguard owed to the principal shareholders of Henlor in the amount of $294,379. The cash payments were financed by debt of $1,000,000, with an assumed interest rate of 15% per annum. Elimination of related party debt and all equity on Vanguard books as well as an accrual of $450,000 of acquisition expenses and reserves resulted in a purchase price in excess of net fair value of assets acquired of $3,394,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(b) The acquisition of Artmaster for and Interiors, Inc. 10% subordinated promissory note in the amount of $537,248; 779,302 unregistered shares of Interiors Common Stock valued at $1,250,000 and the repayment of indebtedness of Artmaster owed to the principal shareholders of Artmaster in the amount of $1,022,752 through a cash payment of $750,000 and an Interiors, Inc. 10% subordinated promissory note in the amount of $272,752. The cash payment was indirectly financed by debt of $750,000 with an assumed interest rate of 15% per annum. Elimination of related party assets and debt and all equity on Artmaster books as well as an accrual of $380,000 of acquisition expenses resulted in a purchase price in excess of net fair value of assets acquired of $2,368,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(c) The probable acquisition of that portion of Decor not already owned by Interiors has been proposed as a swap of two Decor shares of Common Stock for one share of Interiors Common Stock. Interiors Common Stock had a market value of about $2 per share at the time the related agreement was made, so this value was used for purposes of the Pro Forma Combined Financial Information. As of December 31, 1997 Decor had 1,709, 176 common shares outstanding and 250,000 series A convertible (at 3 for 1) preferred stock outstanding, not owned by Interiors. This is equivalent to 2,459,176 shares of Decor, 1,229,588 shares of Interiors or $2,459,176 with Interiors at $2 per share. Elimination of related party debt and all equity on Decor books as well as an accrual of $125,000 of acquisition expenses resulted in a purchase price in excess of net fair value of assets acquired of $1,694,000 if the combination occurred as of June 30,

1997 and $3,181,000 if it occurred as of March 31, 1998, based on Decor's December 31, 1997 balance sheet. Adjustments for amortization of intangibles over 20 years were made to results of operations. During the nine months ended December 31, 1997 Decor sold Interiors stock it owned and incurred a loss of $1,113,000. Since a company cannot have a gain or loss on the sale of its own securities and the Pro Forma Interim Financial Information Statements of Operations are based on the assumption that Interiors purchased Decor prior to the sale of stock, the loss has been eliminated for Pro Forma purposes.

(d) During the year ended June 30, 1997, Interiors recorded a gain of $201,000 on the sale of Decor shares held by Interiors. This gain has been eliminated in the Pro Forma Historical financials as of June 30, 1997.

(e) The acquisition of Windsor is to occur for $2,000,000 cash, a short term 8% Interiors secured subordinated promissory note in the amount of $3,000,000 and a long term 8% Interiors secured subordinated promissory note in the amount of $2,000,000. In addition Interiors purchased 150,000 common stock of Bentley International, Inc. (Windsor's erstwhile parent company) and a warrant to purchase 300,000 shares of common stock of Bentley for 1,500,000 shares of Interiors Class A Common Stock. The cash payment of $2,000,000 was financed by private placement of unregistered subordinated convertible promissory notes in the amount of $2,250,000 with an assumed interest rate of 6.0% per annum. Elimination of all equity on Windsor books as well as an accrual of $200,000 of acquisition expenses (and reserves) resulted in a purchase price in excess of net fair value of assets acquired of $8,622,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.

(f) The acquisition of Troy is to occur for $250,000 cash, payment of indebtedness of $1,700,000 to former shareholders of Troy and Interiors stock valued at $975,000. The cash payments were financed from cash on hand and unsecured borrowing of $1,500,000 with an assumed interest rate of 15% per annum. Elimination of related party debt and all equity on Troy books resulted in a purchase price in excess of net fair value of assets acquired of $2,025,000 if the combination occurred as of June 30, 1997. Adjustments for interest expense at the rates stated above and amortization of intangibles over 40 years were made to results of operations.